Dreyfus

California Tax Exempt

Bond Fund, Inc.

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 1999 through May 31, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to an erosion of municipal bond prices.

We appreciate your confidence over the past year and we look forward to your continued participation in Dreyfus California Tax Exempt Bond Fund, Inc

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform during the reporting period?

For the 12-month reporting period ended May 31, 2000, Dreyfus California Tax Exempt Bond Fund, Inc. achieved a -2.04% total return.(1) In comparison, the fund' s peer group, as measured by the Lipper California Municipal Debt Funds category average, achieved a -3.27% total return for the same period.(2)

We attribute the fund's negative return to a difficult investment environment. More specifically, the fund was adversely affected by higher interest rates when the Federal Reserve Board (the "Fed") tightened monetary policy six times during the reporting period in an attempt to relieve inflationary pressures.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California state tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply and demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its
issuer,    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply and demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate
little    issuance,     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

As mentioned earlier, the fund was influenced by the changing market conditions over the past year. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, the end of 1999 and the two months following the first quarter rally of 2000 saw more difficult investment environments.

When the reporting period began on June 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Fed raised short-term interest rates six times during the reporting period, causing most bond prices to fall, including the fund's holdings. These interest-rate hikes accounted for a total increase of 1.75 percentage points since mid-1999.

In addition, municipal bond prices fell because of adverse supply and demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and as a result, drove municipal bond prices down.

During the first few months of 2000, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. Although California is considered a high issuance state, the supply of newly issued bonds has declined there as well. Some California municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year's municipal bond marketplace. We believe that California bonds are currently trading at attractive levels as a result of their refinancing.


What is the fund's current strategy?

After adopting a relatively defensive posture for most of the reporting period as interest rates rose, we have recently adopted a somewhat more aggressive strategy. This is due to the fact that we believe that current California municipal bond prices already reflect investors' expectations that the Fed is likely to raise interest rates at least one more time. Accordingly, we extended the fund' s average duration -- a measure of sensitivity to changing interest rates -- to approximately ten years as of May 31, 2000, which is modestly longer than most other California tax-exempt bond funds. This duration management strategy is designed to help us lock in prevailing yields and participate in the
potential    for    future    capital    appreciation.

In terms of our security selection strategy, we have focused on bonds with high levels of credit quality. Given the relatively small differences in yields between high quality and lower quality bonds in the current market environment, we do not believe that we would be adequately compensated for the greater risks
that    lower    quality    bonds    usually    entail.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California Tax Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (2.04)%             3.90%             5.42%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. ON 5/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2000

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.0%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--94.7%

Alameda Corridor Transportation Authority, Revenue:

   4.75%, 10/1/2025 (Insured; MBIA)                                                          10,725,000                8,886,521

   5%, 10/1/2029 (Insured; MBIA)                                                             39,800,000               34,164,320

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                2,336,400

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                3,292,200

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                5,273,412

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                2,919,242

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                4,738,314

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                1,817,280

   Zero Coupon, 10/1/2036 (Insured; MBIA)                                                    39,940,000                4,250,814

   Zero Coupon, 10/1/2037 (Insured; MBIA)                                                    40,340,000                4,021,898

Alameda County, COP:

   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000)                                   5,980,000  (a)           6,184,157

   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000)                                   4,045,000  (a)           4,183,096

Anaheim Public Finance Authority, Tax Allocation Revenue,

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               21,104,800

Berkeley, Health Facilities Revenue

   (Alta Bates Medical Center) 6.55%, 12/1/2022
   (Prerefunded 12/1/2002)                                                                   17,000,000  (a)          18,088,340

Beverly Hills Finance Authority, LR

   (Capital Improvements Project) 5.25%, 6/1/2028                                            15,150,000               13,557,886

Brea Public Finance Authority, Revenue, Tax Allocation

  (Redevelopment Project):

      6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001)                                  4,625,000  (a)           4,837,426

      6.75%, 8/1/2022 (Insured; MBIA)                                                         1,775,000                1,845,521

California:

   4.25%, 10/1/2026 (Insured; MBIA)                                                          17,000,000               12,821,230

   4.75%, 2/1/2029 (Insured; FGIC)                                                           10,000,000                8,187,200

California Department of Transportation, COP

   5.25%, 3/1/2016 (Insured; MBIA)                                                           13,270,000               12,673,381

California Educational Facilities Authority, Revenue:

   (California Institute of Technology) 4.25%, 10/1/2028                                     50,565,000               37,834,756

   (Claremont Colleges Pooled Facilities)
      6.375%, 5/1/2022 (Prerefunded 5/1/2002)                                                 3,655,000  (a)           3,844,512

   (Standford Hospital):

      5.25%, 12/1/2013                                                                        5,590,000                5,587,317

      5.125%,1/1/2031                                                                        11,000,000                9,651,400

California Health Facilities Financing Authority, Revenue:

  (Adventist Health System-West):

      6.40%, 3/1/2002 (Insured; MBIA)                                                         1,955,000                2,010,190

      6.50%, 3/1/2003 (Insured; MBIA)                                                         2,140,000                2,208,480

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                           23,250,000               22,594,350

   (Kaiser Permanente) 5.25%, 6/1/2012 (Insured; FSA)                                         2,780,000                2,766,545

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Health Facilities Financing Authority, Revenue (continued):

   (Saint Joseph's Health System)
      6.75%, 7/1/2021 (Prerefunded 7/1/2001)                                                  8,500,000  (a)           8,874,085

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,274,352

   (Stanford University):

      6.50%, 11/1/2020 (Prerefunded 11/1/2000)                                                8,975,000  (a)           9,231,685

      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,069,608

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         2,155,000                2,179,955

      6.35%, 2/1/2009                                                                         2,295,000                2,321,530

      6.40%, 2/1/2010                                                                         2,420,000                2,447,927

      6.70%, 8/1/2025 (Insured; FHA)                                                          5,600,000                5,677,280

      7.125%, 2/1/2026                                                                          900,000                  916,992

      6.40%, 8/1/2027 (Insured; MBIA)                                                        18,220,000               18,425,522

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,150,000                7,196,690

   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                          3,140,000                3,242,584

   Revenue:

      8.337%, 8/1/2026                                                                        5,610,000  (b)           5,778,300

      7.537%, 8/1/2027                                                                        5,000,000  (b)           4,979,750

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        2,745,000                2,702,453

      6.30%, 8/1/2024                                                                         7,330,000                7,314,754

      6.45%, 8/1/2025                                                                        12,405,000               12,486,501

California Pollution Control Financing Authority:

  PCR:

      6.991%, 6/1/2014                                                                       24,165,000  (b)          26,668,494

      (Pacific Gas & Electric Co.)

         6.35%, 6/1/2009 (Insured; MBIA)                                                      5,000,000                5,227,150

   (Southern California Edison Co.)
      6.40%, 12/1/2024                                                                       12,600,000               12,636,540

   SWDR (Browning--Ferris Industries)

      5.80%, 12/1/2016                                                                       16,560,000               13,989,391

California Public Works Board, LR:

  (Department of Corrections, California State Prison, Susanville)

      5.25%, 6/1/2015 (Insured; FSA)                                                          5,455,000                5,303,351

   (Department of Corrections, Calipatria State Prison,
      Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000               14,289,600

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,041,350

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)           8,376,552


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Community Development Authority, Revenue:

  COP (Saint Joseph Health System)

      6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                                  7,000,000  (a)           7,563,710

   (Sherman Oaks Project) 5%, 8/1/2018 (Insured; AMBAC)                                      12,000,000               10,712,760

Central Coast Water Authority, Revenue (State Water Project)

   5%, 10/1/2016 (Insured; AMBAC)                                                            10,200,000                9,380,634

Chico Public Financing Authority, Revenue

   (Southeast Chico Redevelopment Project)
   6.625%, 4/1/2021 (Insured; FGIC)                                                           2,000,000                2,051,080

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                   9,000,000  (a)           9,581,940

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                7,903,600

East Bay Municipal Utility District,

   Water System Revenue (Insured; MBIA) 4.75%, 6/1/2034                                      52,000,000               41,927,600

Emeryville Public Financing Authority, Revenue

   (Shellmound Park Redevelopment Project)
   6.80%, 5/1/2024 (Prerefunded 5/1/2004)                                                     2,365,000  (a)           2,575,651

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           14,000,000               13,217,260

Foothill Eastern Transportation Corridor Agency,

  Toll Road Revenue:

      5%, 1/15/2016 (Insured; MBIA)                                                           5,000,000                4,623,800

      5.75%, 1/15/2040                                                                       20,000,000               18,171,400

Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)                                        9,400,000                8,851,040

Hesperia Water District, COP

   (Water Facilities Improvement Project) 7.15%, 6/1/2026
   (Insured; FGIC) (Prerefunded 6/1/2001)                                                     4,500,000  (a)           4,752,135

Inglewood, HR (Daniel Freeman Hospital, Inc.)

   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     6,300,000  (a)           6,550,173

Los Angeles Community Redevelopment Agency, Tax Allocation

   (Hollywood Redevelopment Project) 6.10%, 7/1/2022
   (Insured; MBIA) (Prerefunded 7/1/2002)                                                     4,900,000  (a)           5,139,855

Los Angeles Department Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                      23,300,000               18,389,059

      6.40%, 5/15/2028                                                                        2,435,000                2,491,857

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,610,740

Los Angeles Harbor Department, Revenue:

   6%, 8/1/2012                                                                               8,900,000                9,218,887

   6.625%, 8/1/2019 (Insured; AMBAC)                                                          6,000,000                6,272,940

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles Harbor Department, Revenue (continued):

   6.625%, 8/1/2025                                                                          18,280,000               19,052,330

Los Angeles Municipal Improvement Corporation, LR

  (Central Library Project):

      6.30%, 6/1/2016                                                                         3,500,000                3,562,790

      6.30%, 6/1/2018                                                                         4,250,000                4,305,122

      6.35%, 6/1/2020                                                                         7,700,000                7,799,792

Merced Union High School District:

   Zero Coupon, 8/1/2021 (Insured; FGIC)                                                      2,390,000                  663,775

   Zero Coupon, 8/1/2022 (Insured; FGIC)                                                      2,445,000                  633,695

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  606,925

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  582,131

Metropolitan Water District of Southern California,

  Waterworks Revenue

   6.75%, 7/1/2018 (Prerefunded 7/1/2001)                                                     9,250,000  (a)           9,657,093

Modesto, Multi-Family Housing Mortage Revenue,

   6.40%, 6/1/2029                                                                            7,723,000                7,785,093

Mount Diablo Hospital District, Revenue

   6.125%, 12/1/2020 (Insured; AMBAC)
   (Prerefunded 12/1/2000)                                                                    5,000,000  (a)           5,142,400

Mount Diablo Unified School District, Community Facilities District,

  Special Tax

   7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000)                                     3,500,000  (a)           3,585,435

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,685,000                5,555,950

Northern California Power Agency, Revenue:

  (Hydroelectric Project No. 1):

      7%, 7/1/2016 (Insured; AMBAC) (Prerefunded 1/1/2016)                                      670,000  (a)             765,488

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (a)             444,787

      5%, 7/1/2028 (Insured; MBIA)                                                           10,000,000                8,599,000

   (Multiple Capital Facilities) 5%, 8/1/2025 (Insured; AMBAC)                               17,000,000               14,775,550

Pasadena Community Development Commission, MFHR

   (Civic Center) 6.45%, 12/1/2021 (Insured; FSA)                                            13,185,000               13,271,757

Port of Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            2,000,000                2,002,660

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                5,914,935

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                7,731,316

   5.125%, 7/1/2015 (Insured; MBIA)                                                           8,270,000                7,868,988

   5.20%, 7/1/2017 (Insured; MBIA)                                                            4,000,000                3,761,200



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Bernardino County, COP:

  (Capital Facilities Project)

      6.875%, 8/1/2024                                                                        5,000,000                5,623,000

   (West Valley Detention Center)
      5.90%, 11/1/2001 (Insured; MBIA)                                                        1,565,000                1,597,067

San Diego County Water Authority, Water Revenue, COP

   4.75%, 5/1/2028 (Insured; FGIC)                                                           25,000,000               20,465,250

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                3,593,400

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                2,616,200

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                2,451,000

San Francisco Bay Area Rapid Transit District,

  Sales Tax Revenue

   5.50%, 7/1/2034 (Insured; FGIC)                                                            3,000,000                2,807,820

San Francisco City and County, SFMR

   (FNMA/GNMA Mortgage Backed Securities Program)
   7.45%, 1/1/2024                                                                              220,000                  223,738

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.10%, 5/1/2003 (Insured; AMBAC)                                                        3,000,000                3,114,330

      4.50%, 5/1/2012 (Insured; MBIA)                                                         2,000,000                1,825,940

      5%, 5/1/2016 (Insured; FGIC)                                                            3,365,000                3,102,294

      4.50%, Issue 20 5/1/2026)                                                               8,750,000                6,885,725

      4.50%, Issue 21 5/1/2026 (Insured; MBIA)                                               10,670,000                8,396,650

      4.50%, 5/1/2028 (Insured; MBIA)                                                        10,000,000                7,797,900

      4.50%, 5/1/2029 (Insured: MBIA)                                                        15,410,000               11,966,481

San Francisco City and County Public Utilities Commission,

  Water Revenue

   6.50%, 11/1/2017 (Prerefunded 11/1/2001)                                                   3,500,000  (a)           3,665,445

San Francisco State Building Authority, LR

   (San Francisco Civic Center Complex)
   5.25%, 12/1/2016 (Insured; AMBAC)                                                         30,375,000               28,972,586

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   115,240,000               17,582,167

San Jose Redevelopment Agency, Tax Allocation Revenue

   (Merged Area Redevelopment Project)
   4.75%, 8/1/2030 (Insured; AMBAC)                                                          10,000,000                8,153,200

San Marcos Public Facilities Authority, Tax Allocation Revenue

   6%, 1/1/2006 (Prerefunded 1/1/2002)                                                        9,500,000  (a)           9,891,305

San Mateo County, COP (Capital Projects Program)

   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001)                                     6,000,000  (a)           6,250,320

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Santa Barbara, COP (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)                                                           4,000,000                4,165,000

Santa Cruz County, COP (Capital Facilities Project)

   6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001)                                     5,000,000  (a)           5,234,600

Santa Cruz County Public Financing Authority, Revenue

   7.10%, 9/1/2021 (Insured; MBIA)                                                            6,500,000                6,664,450

Stockton, Revenue, COP (Wastewater System Project)

   5.125%, 9/1/2016 (Insured; MBIA)                                                           2,900,000                2,717,271

Southern California Rapid Transportation District, COP

  (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,675,260

West Basin Municipal Water District, COP

   6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000)                                    6,000,000  (a)           6,144,480

U.S. RELATED--1.3%

Commonwealth of Puerto Rico Infrastructure Financing Authority,

   Special Tax Revenue 5%, 7/1/2014 (Insured; AMBAC)                                         15,000,000               14,109,599

TOTAL LONG--TERM MUNICIPAL INVESTMENTS

   (cost $1,033,940,769)                                                                                           1,004,080,195
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

California Pollution Control Financing Authority, PCR, VRDN

  (Pacific Gas & Electric Co.):

      4.50% (LOC; Kredietbank, N.V.)                                                          5,000,000  (c)           5,000,000

      4.20% (LOC; Morgan Guaranty Trust Co.)                                                  9,850,000  (c)           9,850,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $14,850,000)                                                                                                 14,850,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,048,790,769)                                                                          97.4%            1,018,930,195

CASH AND RECEIVABLES (NET)                                                                         2.6%               27,062,650

NET ASSETS                                                                                       100.0%            1,045,992,845


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BIGI                      Bond Investors Guaranty

                             Insurance

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage

                             Association

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              74.1

AA                               Aa                              AA                                               10.9

A                                A                               AA                                                8.5

BBB                              Baa                             BBB                                               3.0

BB                               Ba                              BB                                                1.4

F1                               MIG1/P1                         SP1/A1                                            1.5

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                       .6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT MAY 31, 2000, 35.6% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,048,790,769  1,018,930,19

Interest receivable                                                  19,310,140

Receivable for investment securities sold                            11,540,520

Prepaid expenses                                                         10,586

                                                                  1,049,791,441
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           587,771

Cash overdraft due to Custodian                                         984,351

Payable for investment securities purchased                           2,015,376

Payable for shares of Common Stock redeemed                              87,626

Accrued expenses                                                        123,472

                                                                      3,798,596
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,045,992,84
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,085,526,31

Accumulated net realized gain (loss) on investments                 (9,672,895)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (29,860,574)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,045,992,845
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      76,628,233

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     64,514,484

EXPENSES:

Management fee--Note 3(a)                                            6,719,146

Shareholder servicing costs--Note 3(b)                               1,162,204

Custodian fees                                                          80,660

Professional fees                                                       68,347

Directors' fees and expenses--Note 3(c)                                 56,317

Prospectus and shareholders' reports                                    28,263

Registration fees                                                       23,480

Loan commitment fees--Note 2                                            11,841

Miscellaneous                                                           35,757

TOTAL EXPENSES                                                       8,186,015

INVESTMENT INCOME--NET                                              56,328,469
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (9,707,296)

Net unrealized appreciation (depreciation) on investments         (73,920,290)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (83,627,586)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (27,299,117)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                              ----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         56,328,469           58,695,267

Net realized gain (loss) on investments       (9,707,296)           16,110,687

Net unrealized appreciation (depreciation)
   on investments                            (73,920,290)         (25,520,707)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (27,299,117)           49,285,247
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (56,804,508)         (58,553,571)

Net realized gain on investments              (3,839,881)          (3,795,431)

TOTAL DIVIDENDS                              (60,644,389)         (62,349,002)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  52,432,225         123,029,082

Dividends reinvested                           39,160,523          40,028,943

Cost of shares redeemed                     (192,512,283)        (225,277,667)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (100,919,535)         (62,219,642)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (188,863,041)         (75,283,397)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,234,855,886       1,310,139,283

END OF PERIOD                               1,045,992,845       1,234,855,886

Undistributed investment income--net                   --             476,039
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,771,052           8,226,298

Shares issued for dividends reinvested          2,818,161           2,673,961

Shares redeemed                              (13,859,981)         (15,071,208)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (7,270,768)         (4,170,949)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended May 31,
                                                              ----------------------------------------------------------------------

                                                              2000           1999            1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                       14.72          14.88           14.32           14.00           14.54

Investment Operations:

Investment income--net                                         .70            .68             .70             .73             .77

Net realized and unrealized
   gain (loss) on investments                                (1.01)          (.12)            .56             .32            (.54)

Total from Investment Operations                              (.31)           .56            1.26            1.05             .23

Distributions:

Dividends from investment income--net                        (.71)           (.68)           (.70)           (.73)           (.77)

Dividends from net realized
   gain on investments                                       (.05)           (.04)              --             --              --

Total Distributions                                          (.76)           (.72)           (.70)           (.73)           (.77)

Net asset value, end of period                               13.65          14.72           14.88           14.32           14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (2.04)            3.81           8.89            7.61            1.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .73             .72            .71             .73             .69

Ratio of net investment income
   to average net assets                                      5.03            4.56           4.77            5.11            5.37

Portfolio Turnover Rate                                      34.09           58.49          64.67           60.56           56.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1,045,993       1,234,856      1,310,139       1,369,058       1,371,274

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $29,419 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $4,133,000 available  for  Federal  income  tax  purposes  to be applied against future net
securities   profits,   if   any,   realized   subsequent   to   May   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and
services    related    to

the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $660,147 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $325,238 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2000, redemption fees charged and retained by the fund amounted to $1,354. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $368,196,401 and $486,670,682, respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$29,860,574,   consisting  of  $17,552,382  gross  unrealized  appreciation  and
$47,412,956 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus California Tax Exempt Bond Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 5, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2000:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

  --the fund hereby designates $.0111 per share as a long-term capital gain distribution of the $.0476 per share paid on December 9, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus California Tax Exempt Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   928AR005